Exhibit 10

Big Cat Mining Corporation

VIA FACSIMILE (403) 262-4177


January 6, 2005

Canadian Spirit Resources, Inc.
Attention:  Mr. Phillip D.C. Geiger, President and COO
Suite 2610, Watermark Tower
530 8th Avenue S.W.
Calgary, AB T2P 3S8


Dear Sirs,


Re:      MINERAL OPTION AMENDING AGREEMENT
         Dated December 31, 2004 between Canadian Spirit Resources, Inc. (the "Optionor") and Big Cat Mining Corporation (the "Optionee")
_________________________________________________________________________


The Optionor and the Optionee are parties to an Option Agreement dated September 28, 2001 (the "Option Agreement") and Mineral Option Amending Agreements dated February 3, 2003; June 18, 2004; and December 31, 2004.

Further to Clause 1.2 and 2.1 of the Mineral Option Amending Agreement dated December 31, 2004, the Optionee hereby gives notice to terminate the Option Agreement effective December 31, 2005.

We trust you will find this notification to be in order.

Yours truly,

BIG CAT MINING CORPORATION

/s/ Craig Christy
-----------------
Craig Christy
President




             8108 - 1708 Dolphin Avenue, Kelowna, BC, Canada V1Y 9S4
                     Phone: 250-868-8177 - Fax: 250-868-8493